Neiman Large Cap Value Fund

Class C Shares (NECMX)

For Investors Seeking Long-Term Capital Appreciation

Supplement dated March 16, 2016 to the

Prospectus and Statement of Additional Information dated August 1, 2015

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The Board of Trustees of Neiman Funds (the "Trust") has concluded that it is in the best interests of the Neiman Large Cap Value Fund (the "Fund") and its shareholders that the Fund cease offering Class C shares. Effective immediately, the Fund will not accept any new investments in Class C shares.

Class C shareholders of record as of March 29, 2016, will have their Class C shares exchanged for load-waived Class A shares (NEAMX) effective March 30, 2016. That is, Class A shares will be issued without any sales charge. Exchanges are made at net asset value such that the value of your investment does not change as a result of the exchange. Additionally, Class A shares have lower operating expenses than Class C shares. An exchange of shares is not a taxable event for federal tax purposes.

IF YOU HAVE QUESTIONS, PLEASE CONTACT THE FUND AT 1-877-385-2720.

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This Supplement and the existing Prospectus and Statement of Additional Information ("SAI") each dated August 1, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-877-385-2720.